Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

12-25

Contacts:	Derrick Jensen, CFO

Investors - Kip Rupp, CFA

Media - Reba Reid

Quanta Services, Inc.

713-629-7600

QUANTA SERVICES CLOSES THE SALE OF ITS

TELECOMMUNICATIONS SUBSIDIARIES TO DYCOM INDUSTRIES

HOUSTON, Dec. 3, 2012 — Quanta Services, Inc. (NYSE: PWR) today announced that it has closed the sale of its telecommunications subsidiaries to Dycom Industries, Inc. (NYSE: DY) for $275 million in cash plus an estimated $25 million to $40 million related to certain working capital and other adjustments. The subsidiaries included in the transaction comprise substantially all of Quanta’s former domestic telecommunications infrastructure services operations. The after-tax net proceeds from the sale are estimated to be approximately $250 million to $265 million. Quanta intends to use the proceeds of the transaction to support its ongoing strategic growth initiatives primarily associated with the electric power and pipeline infrastructure markets and for general corporate purposes.

“The completion of this transaction enables Quanta to strategically focus on the energy infrastructure markets, which we believe will undergo substantial development in the coming years. We intend to use the proceeds of this transaction primarily to support strategic growth initiatives for our electric power and natural gas and pipeline operations, including working capital for large projects, capital expenditures and opportunistic acquisitions,” said Jim O’Neil, president and chief executive officer of Quanta Services. “We again wish to thank our former telecommunications infrastructure services employees for their significant contributions to our organization over the years and wish them well in their future endeavors as a part of Dycom.”

AFFECTED OPERATIONS FINANCIAL INFORMATION

The subsidiaries included in the transaction comprise substantially all of Quanta’s former domestic telecommunications infrastructure services operations. The trailing twelve month revenues through September 30, 2012, associated with the subsidiaries in the transaction were approximately $535 million, which includes approximately $34 million for telecommunications infrastructure construction services performed within Quanta’s Fiber Optic Licensing segment and approximately $39 million of revenues performed within other Quanta segments. Some of Quanta’s remaining operating units will continue to derive domestic telecommunications revenues from various non-telecommunications customers and it is currently contemplated that these revenues will be combined with the existing Fiber Optic Licensing segment to form a new segment for disclosure purposes titled Fiber Optic Licensing and Other.

The company has concluded that the historical financial results of the disposed subsidiaries will be presented as discontinued operations and Quanta will revise its historical financial statements accordingly. Quanta intends to provide certain restated financial results reflecting these discontinued operations for investors and the investment community when this information is available.

EFFECT ON 2012 OUTLOOK

Quanta expects this sale to result in a pre-tax gain after giving consideration to the effects of approximately $11 million to $13 million in transaction and severance costs. However, Quanta expects the sale to result in an after-tax loss of approximately $10 million to $20 million, or approximately $0.05 to $0.10 per diluted share, in the fourth quarter of 2012. The anticipated tax expense related to this transaction is expected to exceed the pre-tax gain due to differences between Quanta’s book and taxable gain associated with the transaction. Consistent with its prior fourth quarter 2012 outlook, Quanta expects adjusted diluted earnings per share (a non-GAAP measure) to be $0.40 to $0.42. This non-GAAP measure is estimated before the impact of the after-tax loss from the transaction, as well as certain other non-cash items such as amortization of intangible assets and non-cash compensation expense, net of tax, on a basis similar to the adjusted diluted earnings per share presented in our earnings release dated October 31, 2012. Considering the impact of the transaction, Quanta currently expects GAAP diluted earnings per share for the fourth quarter of 2012 to be $0.27 to $0.34.

NON-GAAP FINANCIAL MEASURES

The non-GAAP measures in this press release are provided to enable investors, analysts and management to evaluate Quanta’s performance excluding the effects of certain items that management believes impact the comparability of operating results between reporting periods. In addition, management believes these measures are useful in comparing Quanta’s operating results with those of its competitors. These measures should be used as an addition to, and not in lieu of, results prepared in conformity with GAAP.

ABOUT QUANTA SERVICES

Quanta Services is a leading specialized contracting services company, delivering infrastructure solutions for the electric power and natural gas and pipeline industries in North American and in certain international markets. Quanta’s comprehensive services include designing, installing, repairing and maintaining network infrastructure. Additionally, Quanta licenses point-to-point fiber optic telecommunications infrastructure in certain markets and offers related design, procurement, construction and maintenance services. With operations throughout North America and in certain international markets, Quanta has the manpower, resources and expertise to complete projects that are local, regional, national or international in scope.

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Forward-Looking Statements

This press release (and oral statements regarding the subject matter of this release) contains forward-looking statements intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, projected revenues, earnings per share, margins, capital expenditures and other projections of financial and operating results and the impact of the sale of Quanta’s telecommunications subsidiaries (the “Transaction”) thereon; expectations regarding our business outlook, growth or opportunities in particular markets; the expected value of contracts or intended contracts with customers; the scope, services, term and results of any projects awarded or expected to be awarded for services to be provided by Quanta; potential opportunities that may be indicated by bidding activity or similar discussions with customers; the potential benefits from acquisitions; the business plans or financial condition of our customers; and Quanta’s strategies and plans, as well as statements reflecting expectations, intentions, assumptions or beliefs about future events, and other statements that do not relate strictly to historical or current facts. Although Quanta’s management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. These statements can be affected by inaccurate assumptions and by a variety of risks and uncertainties that are difficult to predict or beyond our control, including, among others, the effects of disruption from the Transaction; the effects of industry, economic or political conditions outside of the control of Quanta; quarterly variations in operating results, including as a result of weather, site conditions, project schedules, regulatory and environmental restrictions, bidding and spending patterns and other factors that may affect the timing of or productivity on projects; adverse economic and financial conditions, including weakness in the capital markets; trends and growth opportunities in relevant markets; delays, reductions in scope or cancellations of anticipated, pending or existing projects, including as a result of weather, regulatory or environmental processes, project performance issues or capital constraints that may impact our customers; the successful negotiation, execution, performance and completion of anticipated, pending and existing contracts; the ability to obtain awards of projects on which we bid or are otherwise discussing with customers; the ability to attract skilled labor and retain key personnel and qualified employees; potential shortage of skilled employees; dependence on fixed price contracts and the potential to incur losses with respect to these contracts; estimates relating to the use of percentage-of-completion accounting; the ability to generate internal growth; the ability to effectively compete for new projects and market share; the failure of renewable energy initiatives, the economic stimulus package or other existing or potential legislative actions to result in increased demand for Quanta’s services; liabilities associated with multi-employer pension plans, including underfunding of liabilities and termination or withdrawal liabilities; the possibility of an increase in the liability associated with Quanta’s partial withdrawal in the fourth quarter of 2011 from a multi-employer pension plan, including as a result of successful legal challenges by the pension plan; unexpected costs or liabilities that may arise from lawsuits or indemnity claims related to the services Quanta performs; liabilities for claims that are self-insured or not insured; potential additional risk exposure resulting from any unavailability or cancellation of third party insurance coverage, the exclusion of coverage for certain losses, or potential increases in premiums for coverage deemed beneficial to Quanta; cancellation provisions within contracts and the risk that contracts are not renewed or are replaced on less favorable terms; the potential that participation in joint ventures exposes Quanta to liability and/or harm to our reputation for actions or omissions by our partners; our failure to comply with the terms of our contracts, which may result in unexcused delays, warranty claims, damages or contract terminations; the effect of natural gas, natural gas liquids and oil prices on Quanta’s operations and growth opportunities; the future development of natural resources in shale areas; the inability of customers to pay for services; the failure to recover on payment claims against project owners or to obtain adequate compensation for customer-requested change orders; the failure of our customers to comply with regulatory requirements applicable to their projects, including those related to awards of stimulus funds, potentially resulting in project delays or cancellations; budgetary or other constraints that may reduce or eliminate government funding of projects, including stimulus projects, which may result in project delays or cancellations; estimates and assumptions in determining financial results and backlog; the ability to realize backlog; risks associated with operating in international markets, including instability of foreign governments, currency fluctuations, tax and investment strategies and compliance with the laws of foreign jurisdictions as well as the Foreign Corrupt Practices Act; the ability to successfully identify and complete acquisitions, to effectively integrate acquired businesses and their operations, and to realize potential synergies from acquisitions; the potential adverse impact resulting from uncertainty surrounding acquisitions, including the ability to retain key personnel from the acquired businesses and the potential increase in risks already existing in Quanta’s operations; the adverse impact of goodwill or other intangible asset impairments; the adverse impact of impairments of investments in third parties; growth outpacing our decentralized management infrastructure; requirements relating to governmental regulation and changes thereto; inability to enforce our intellectual property rights or the obsolescence of such rights; risks associated with the implementation of an information technology solution; the impact of a unionized workforce on operations and the ability to complete future acquisitions; potential liabilities relating to occupational health and safety matters; our dependence on suppliers, subcontractors and equipment manufacturers and their ability to perform their obligations; risks associated with Quanta’s fiber optic licensing business, including regulatory changes and the potential inability to realize a return on capital investments; beliefs and assumptions about the collectability of receivables; the cost of borrowing, availability of credit, fluctuations in the price and volume of Quanta’s common stock, debt covenant compliance, interest rate fluctuations and other factors affecting financing and investment activities; the ability to access sufficient funding to finance desired growth and operations; the ability to obtain performance bonds; the ability to continue to meet the requirements of the Sarbanes-Oxley Act of 2002; potential exposure to environmental liabilities; rapid technological and structural changes that could reduce the demand for services; the potential impact of incurring additional healthcare costs arising from federal healthcare reform, and other risks detailed in Quanta’s Annual Report on Form 10-K for the year ended December 31, 2011 and Quanta’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012 and June 30, 2012 and any other documents that Quanta files with the Securities and Exchange Commission (SEC). Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied in any forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which are current only as of this date. Quanta does not undertake and expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For a discussion of these risks, uncertainties and assumptions, investors are urged to refer to Quanta’s documents filed with the SEC that are available through the company’s website at www.quantaservices.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at www.sec.gov.